UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	HEPA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 20, 2021, the Board of Directors of Hepion Pharmaceuticals, Inc. (the “Company”) approved an amendment of the Company’s Bylaws (the “Bylaws”) to change the quorum for stockholder meetings to equal one-third (33.33%) of the shares issued and outstanding and entitled to vote on the matters at the meeting. The change to the quorum requirement for stockholder meetings was made to improve the Company’s ability to hold stockholder meetings when called.

The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Amendment to the Company’s Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

3.1	Amendment to Bylaws of Hepion Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2021

HEPION PHARMACEUTICALS, INC.

By:	/s/ Robert Foster
Robert Foster
Chief Executive Officer